MERIDIAN FUND, INC.®

MERIDIAN CONTRARIAN FUND

CLASS A SHARES: MFCAX; CLASS C SHARES: MFCCX; INVESTOR CLASS SHARES: MFCIX

Supplement dated March 16, 2023

to the Funds’ Prospectus and Summary Prospectus

dated December 30, 2022

Contrarian Fund

The Average Annual Total Returns Table for the Contrarian Fund is deleted in its entirety and replaced with the following:

Average Annual Total Returns

(For the year ended December 31, 2021)

MERIDIAN CONTRARIAN FUND	1 Year	5 Year
Investor Class Shares (11/15/13)			Life of Class

Return Before Taxes	26.06%	17.29%	13.16%

Return After Taxes on Distributions	22.05%	14.11%	10.20%

Return After Taxes on Distributions and Sale of Fund Shares1	17.88%	13.08%	9.77%
Class A Shares (11/15/13) Return Before Taxes	25.72%	16.99%	12.86%

Class C Shares (07/01/15) Return Before Taxes	24.83%	16.24%	13.30%
Russell 2500® Index (reflects no deductions for fees, expenses or taxes)	18.18%	13.75%	11.46%

Russell 2500® Value Index (reflects no deduction for fees, expenses or taxes)	27.78%	9.88%	9.53%

1

The Fund’s returns after taxes on distributions and sale of Fund shares may be higher than its returns after taxes on distributions because it includes the effect of a tax benefit an investor may receive resulting from the capital losses that would have been incurred on the sale of the shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates for the character of income in question (as ordinary income or long-term gain) and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts.

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INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE